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                                                                   Exhibit 10.18

                            PLACEMENT AGENT AGREEMENT
                            -------------------------

                                December 19, 2001

Sanders Morris Harris Inc.
3100 Chase Tower
Houston, Texas  77002

Dear Sirs:

         1.  Introductory. TurboChef Technologies, Inc., a Delaware corporation
             ------------
(the "Company"), proposes to sell up to 1,500,000 shares(the "Shares")of common stock, $.01 par value ("Common Stock"), of the Company at a purchase price of $3.38 per Share.

         2.  Representations and Warranties of the Company. The Company
             ---------------------------------------------
         represents, warrants, and agrees that:

             (i) All reports and statements required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, due at or prior to the date of this Agreement have been made. Such filings, together with all documents incorporated by reference therein, are referred to as "Exchange Act Documents." Each Exchange Act Document, as amended, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and no Exchange Act Document, as amended, at the time each such document was filed, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             (ii) The audited financial statements, together with the related notes of the Company at December 31, 2000 and 1999, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and for the years then ended, the unaudited financial statements of the Company at September 30, 2001, and for the nine months then ended, included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 (collectively, the "Company Financial Statements"), fairly present in all material respects, on the basis stated therein and on the date thereof, the financial position of the Company at the respective dates therein specified and its results of operations and cash flows for the periods then ended. To the best knowledge of the Company, such statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as expressly noted therein.

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             (iii) Except as disclosed on Schedule 2(iii), subsequent to
                                          ---------------
         September 30, 2001, the Company has not incurred any material liabilities or obligations, direct or contingent, except in the ordinary course of business, and there has not been any material adverse change, or to the knowledge of the Company, any development involving a prospective material adverse change (so far as the Company may now foresee), in the condition (financial or otherwise), business, or results of operations of the Company or any change in the capital or increase in the long-term debt of the Company, nor has the Company declared, paid, or made any dividend or distribution of any kind on its capital stock.

             (iv) All action required to be taken by the Company as a condition to the due and proper authorization, issuance, sale, and delivery of the Shares to subscribers therefor in accordance with the terms of this Agreement has been, or prior to the Closing Date (as herein defined), will have been taken; and upon the payment of the consideration for the Shares specified herein the Shares will be duly and validly issued, fully paid, and non-assessable with no personal liability attaching to the ownership thereof and free and clear of all liens imposed by or through the Company.

             (v) The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with requisite corporate power and authority to own or lease its properties and to conduct its business as described in the Exchange Act Documents; the Company is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions in which its ownership or leasing of properties, or the conduct of its business requires or may require such qualification except where the failure to be so qualified would not have a material adverse effect on the Company. The Company has complied in all material respects with all material laws, rules, regulations, applicable to the Company's business, operations, properties, assets, products, and services, and the Company is in possession of and operating in compliance with all material permits, licenses, and other authorization, required to conduct its business as currently conducted.

             (vi) The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $.01 par value, of which 16,900,355 shares were issued and outstanding as of the date hereof, and 5,000,000 shares of preferred stock, $1.00 par value, of which 21,000 shares of 7% convertible preferred stock 30,000 shares of 8% Series B convertible preferred stock and 10,000 shares of 8% Series C convertible preferred stock are issued and outstanding as of the date hereof, and the designations, powers, preferences, rights, qualifications, limitations, and restrictions in respect of each class and series of authorized capital stock of the Company as set forth in the Company's certificate of incorporation will be valid, binding and enforceable, and in accordance with all applicable laws. Except for this Agreement, or as described on Schedule 2(vi), (a) there is no commitment by the Company
                      --------------
         to issue any shares of capital stock, subscriptions, warrants, options, convertible securities, or

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         other similar rights to purchase or receive Company securities or to distribute to the holders of any of its equity securities any evidence of indebtedness, cash, or other assets, (b) the Company is under no obligation (contingent or otherwise) to purchase, redeem, or otherwise acquire any of its equity or debt securities or any interest therein or except with respect to its outstanding preferred stock to pay any dividend or make any other distribution in respect thereof, and (c) to the best of the Company's knowledge there are no voting trusts or similar agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights, or proxies relating to any securities of the Company. Except as set forth in the Exchange Act Documents, and to the best knowledge of the Company, no person holds of record or beneficially, 5% or more of the outstanding shares of the capital stock of the Company. All outstanding securities of the Company were issued in compliance with applicable Federal and state securities laws.

             (vii) Except as disclosed in the Exchange Act Documents and as described on Schedule 2(vii), there is no material pending or, to the
                      ---------------
         knowledge of the Company, threatened (a) action, suit, claim, proceeding, or investigation against or affecting the Company, at law or in equity, or before or by any Federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (each, a "Governmental Body"), (b) arbitration proceeding against or affecting the Company, (c) governmental inquiry against or affecting the Company, or (d) any action or suit by or on behalf of the Company pending or threatened against others.

             (viii) The Company is not in violation of its certificate of incorporation or bylaws, or in material default, or with the giving of notice or lapse of time or both, would be in material default, in the performance of any material obligation, agreement, or condition contained in any lease, license, material contract, indenture, or loan agreement or in any bond, debenture, note, or any other evidence of indebtedness, except for such defaults as would not have a material adverse effect on the Company. The execution, delivery and performance of this Agreement, the incurrence of the obligations herein, the issuance, sale, and delivery of the Shares and the consummation of the transactions contemplated herein, have been duly authorized by all requisite corporate action on the part of the Company and will not (a) conflict with or result in a breach of, or default under, the certificate of incorporation or bylaws of the Company, or any material loan agreement, mortgage, deed of trust, indenture, or other agreement or instrument to which the Company is a party or by which it is bound, except to the extent that the same have been, or prior to the Closing Date will be, waived or cured, or any law, statute, order, rule, administrative regulation, or decree of any court, or governmental agency or body having jurisdiction over the Company or its properties, or (b) result in the creation or imposition of any material lien, charge, claim, or encumbrance upon any property or asset of the Company.


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             (ix)   There are no pre-emptive rights or other rights to
         subscribe for or to purchase, or any restriction upon the voting or transfer of, any such shares of Common Stock pursuant to the Company's certificate of incorporation, bylaws, or any agreement or other instrument to which the Company is a party. Except as disclosed on
         Schedule 2(x), the issuance of the Shares is not subject to any
         -------------
         preemptive right of any stockholder of the Company or to any right of first refusal or other right in favor of any person.

             (x) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and constitutes a legal, valid, and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and
         (ii) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and except as enforceability of the indemnity and contribution provisions contained in Section 7 hereof may be limited by applicable law or principles of public policy.

             (xi) Except where such failure would not have a material adverse effect on the business, assets, results of operation, or condition of the Company, the Company has good and valid title to all of its assets. All of the Company's tangible personal property has been maintained in accordance with generally accepted industry practice and is, in all material respects, in good operating condition and repair, ordinary wear and tear excepted. All leased personal property is, in all material respects, in the condition required of such property by the terms of the lease applicable thereto, and all such leases are in full force and effect and have not been modified or amended, and no party thereto is in default in any material respect thereunder. Except as otherwise stated in the Exchange Act Documents (including the financial statements and notes thereto included therein) the Company has good title, free and clear of all liens and encumbrances to all of the personal property referred to in the Exchange Act Documents as being owned by it except liens and encumbrances that are not material in the aggregate and do not materially interfere with the conduct of the business of the Company.

             (xii) No consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD"), the Securities Act of 1933, as amended (the "Act"), or the rules and regulations thereunder or state securities or Blue Sky laws.

             (xiii) Except as would not have a material adverse effect on the business, assets, results of operation, or condition of the Company, the Company has filed, or caused to be filed, on a timely basis, all tax returns (including payroll,

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         unemployment, and other taxes related to its employees and independent contractors) required to be filed with any Governmental Body and has paid or caused to be paid all taxes, levies, assessments, tariffs, duties or other fees imposed, assessed, or collected by any Governmental Body that may have become due and payable pursuant to those tax returns or otherwise. No deficiency assessment with respect to or proposed adjustment of any of the Company's Federal, state, municipal, or local tax returns has occurred or, to the Company's knowledge, is threatened. There has been no tax lien imposed by any Governmental Body outstanding against the Company's assets or properties, except the lien for current taxes not yet due. The charges, accruals, and reserves on the books of the Company with respect to taxes for all fiscal periods are adequate, in the opinion of the Company, and the Company does not know of any actual or proposed tax assessment for any fiscal period or of any basis therefor against which adequate reserves have not been set up. The Company has not been advised that any Federal income tax return of the Company has been, or will be, examined or audited by the Internal Revenue Service.

             (xiv) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed for quotation on the Nasdaq Stock Market.

         3.  Representations and Warranties of Sanders Morris Harris Inc. You
             ------------------------------------------------------------
represent and warrant to, and agree with, the Company that:

             (i) You have been duly organized and are validly existing and in good standing as a corporation under the laws of the State of Texas, with power and authority (corporate and other) to perform your obligations under this Agreement; you are a broker-dealer registered and in good standing under the Exchange Act and under the securities or Blue Sky laws of each state in which the Shares are being offered or sold by you, and you are a member in good standing of the NASD; you are in possession of and operating in compliance with all authorizations, licenses, permits, consents, certificates, and orders required for the performance of your duties under this Agreement, and your performance of your duties hereunder will be in compliance with all applicable laws, including state securities and Blue Sky laws.

             (ii) There are no legal or governmental proceedings pending to which you are a party or of which any of your properties is the subject or, to your knowledge, threatened, which, if determined adversely to you, would individually or in the aggregate materially and adversely affect your ability to perform your obligations under this Agreement.

             (iii) No consent, approval, authorization or order of any court or governmental authority or agency is required for the performance by you of your obligations under this Agreement, except such as may be required by the NASD or under Regulation D or state securities or Blue Sky laws.

                                       -5-

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             (iv) You have duly and validly authorized, executed and
         delivered this Agreement and this Agreement constitutes your legal, valid, and binding obligation enforceable against you in accordance with its terms, except as such enforceability may be limited except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and except as enforceability of the indemnity and contribution provisions contained in Section 7 may be limited by applicable law or principles of public policy.

         4.  Offering and Sale of the Shares. (a) On the basis of the
             -------------------------------
representations, warranties, and covenants herein contained, but subject to the terms and upon the conditions herein set forth, you are hereby appointed the exclusive selling agent of the Company during the term herein specified (the "Offering Period") for the purpose of finding subscribers for up to 1,500,000 Shares, on a best-efforts basis for the account of the Company through a private offering (the "Offering") to an unlimited number of "accredited investors" (as such term is defined in Rule 501 of Regulation D). Subject to the performance by the Company of all its obligations to be performed hereunder, and to the completeness and accuracy of all the representations and warranties contained herein, you hereby accept such agency and agree on the terms and conditions herein set forth to use your best efforts during the Offering Period to find subscribers for up to 1,500,000 Shares at a price of $ 3.38 per share. Your agency hereunder, which is terminable as provided in Section 10 hereof, shall terminate at 11:59 p.m., Houston, Texas time, on December 31, 2001; provided that such termination date (the "Termination Date") may be extended by mutual written agreement of the parties.

         (b) Each subscriber must complete and execute a copy of the Subscription Agreement, in the form attached as Exhibit A hereto. Upon receipt,
                                                ---------
you shall hold all such Subscription Agreements and subscription funds in safekeeping.

         (c) On or before the Closing Date (as defined below) you shall promptly notify the Company in writing of the aggregate amount of Shares for which you have received subscriptions (the "Notice Date"). Payment of the purchase price for the Shares for which you have found subscribers, and delivery, with respect to each subscriber for Shares, of a copy of a Subscription Agreement signed by such subscriber, shall then be made at the offices of Sanders Morris Harris, 600 Travis Street, Suite 3100, Houston, Texas 77002 or such other place as shall be agreed upon between you and the Company, at 10:00 A.M., Houston Time, no later than the fifth full business day after the Notice Date, or such other day and time (not later than ten business days thereafter) as shall be agreed upon between you and the Company (the "Closing Date").

         (d) As compensation for your services, a cash commission will be paid to you with respect to subscriptions received by you as to which the payments and deliveries provided for in this Section 4 are made at the Closing Date equal to 7.0% of the purchase price of each Share. Such commissions shall be paid to you on the Closing Date by bank

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wire transfer payable in immediately available funds. In addition, the Company agrees to reimburse you for your reasonable expenses in accordance with Section 6 hereof.

         (e) Neither you nor the Company shall, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of the Shares; provided, however, that normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling the Shares shall not be prohibited hereby.

         (f) You will prepare and file such statements and reports as are or may be required to enable the Shares to be qualified for sale under the securities laws of such jurisdictions as you may designate.

         (g) You will not make a general solicitation with respect to the Offering.

         (h) The Company will issue to you on the Closing Date a Common Stock purchase warrant (the "Agent's Warrant") in substantially the form attached hereto as Exhibit B granting you the right to purchase from the Company for a
          ---------
period of five years after the Closing Date, the number of shares of Common Stock equal to 8% of the shares of Common Stock sold by you, at a purchase price of $4.10 per share.

         5.  Covenants and Agreements of the Company.  The Company covenants and
             ---------------------------------------
agrees with you that:

         (a) It will not, prior to the Closing Date, incur any material liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business. It will not, prior to the Closing Date, declare or pay any dividend or make any distribution on the Common Stock payable to stockholders of record on a date prior to the Closing Date or declare or pay any bonuses to employees or increase any the compensation of any officers of the Company without your prior written consent except normal and customary bonuses and increases.

         (b) It will cooperate with you to enable the Shares to be qualified for sale under the securities laws of such jurisdictions as you may designate, subject to approval by the Company, and at your request will make such applications and furnish such information as may be required of it for that purpose; provided, however, that you and the Company shall first determine whether an exemption from registration other than the Uniform Limited Offering Exemption (ULOE) or a similar exemption is available in each such jurisdiction and the Company shall not be required to qualify to do business or to file a general consent to service of process in any such jurisdiction. It will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for the distribution of the Shares.

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         (c) It will file all reports required by Regulation D with regard to sales of the Shares and use of the proceeds therefrom; provided that you provide all relevant information to the Company in writing as to purchasers of the Shares required for such filings.

         (d) It will not offer or sell any securities of the Company that are of the same or a similar class as the Shares for a period of six months after the Closing Date, other than those offers or sales of securities under an employee benefit plan as defined in Rule 405 under the Act or in connection with an acquisition of assets or another business by the Company if such offering will be integrated with the offering of the Shares pursuant to this Agreement for purposes of the exemptions under Regulation D, so as to invalidate the exemption from registration relied on to offer and sell the Shares.

         6.  Payment of Expenses. If this Agreement becomes effective and the
             -------------------
transactions contemplated by this Agreement are consummated, the Company will pay (1) all reasonable expenses incident to the performance of the obligations of the Company under this Agreement, including (but not limited to) all expenses and taxes incident to the sale and delivery of the Shares, all expenses incident to the printing of copies any "Blue Sky" memorandum and this Agreement and furnishing the same to you, all filing and printing fees and expenses (including legal fees and disbursements of your counsel not to exceed $5,000) directly incurred in connection with qualification of the Shares for sale under the laws of such jurisdictions as you may designate, the fees and disbursements of counsel and accountants for the Company, (2) all of your reasonable out-of-pocket expenses (including fees and disbursements of your counsel, travel, and related expenses incurred in connection with this Agreement and the Offering) incurred in connection with this Agreement, preparing to market, and marketing the Shares, and (3) the reasonable legal fees and expenses incurred in connection with the negotiation, execution, and delivery of Subscription Agreements and the related agreements of counsel to the subscribers for Shares, up to a maximum of $5,000.

         7.  Indemnification and Contribution. (a) The Company agrees to
             --------------------------------
indemnify and hold harmless you and each person, if any, (who controls you within the meaning of the Act), against any losses, claims, damages, liabilities, or expenses (including, unless the Company elects to assume the defense as hereinafter provided, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which (1) are based on the ground or alleged ground that any Exchange Act Document, includes or allegedly includes an untrue statement of material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (2) arise out of the Company's breach of a representation or warranty or covenant or agreement contained in this Agreement; provided that in no case is the Company to be liable with respect to any claims made against you, or any such controlling person unless you or such controlling person shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon you or such controlling person, but failure to notify the Company of any such claim shall not relieve it

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from any liability that it may have to you or such controlling person otherwise than on account of the indemnity agreement contained in this paragraph. The Company will be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably acceptable to you. In the event the Company elects to assume the defense of any such suit and retain such counsel, you or such controlling person or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include you or such controlling person or persons, and the Company and you or such controlling person or persons have been advised by counsel that one or more material legal defenses may be available to you or them that may not be available to the Company in which case the Company shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the reasonable fees and expenses of such counsel. In no event shall the Company be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Company shall not be required to indemnify any person for any settlement of any such claim effected without the Company's consent which shall not be unreasonably withheld. This indemnification obligation will be in addition to any primary liability that the Company might otherwise have.

         (b) You agree to indemnify and hold harmless the Company, each of the Company's officers, directors, and each other person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages, liabilities, or expenses (including, unless you elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which (1) arise out of any acts or omissions by you that cause the offering to involve a public offering under the Act or your failure to be properly licensed to sell the Shares or (2) arise out of your breach of a representation or warranty or covenant or agreement contained in this Agreement; provided, however, that in no case are you to be liable with respect to any claims made against the Company or any such person against whom the action is brought unless the Company or such person shall have notified you in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company or such person, but failure to notify you of such claim shall not relieve you from any liability that you may have to the Company or such person otherwise than on account of the indemnity agreement contained in this paragraph. You shall be entitled to participate at your expense in the defense, or if you so elect, to assume the defense of any suit brought to enforce any such liability, but, if you elect to assume the defense, counsel chosen by you and reasonably acceptable to the Company shall conduct such defense. In the event that you elect to assume the defense of any such suit and retain such counsel, the Company, said officers and directors and any person or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless
(i) you shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include you or such controlling person or persons, and the Company and you or such controlling person or persons have been advised by counsel that one or more material legal defenses may be available to the Company that may not be available to you or them in which case you shall not be entitled to assume the defense of such suit notwithstanding your obligation to bear the reasonable fees and expenses of such counsel. You shall not be liable to indemnify any person for any settlement of any such claim effected without your or its consent which consent shall not be unreasonably withheld. This indemnification obligation will be in addition to any primary liability that you might otherwise have.

         (c) If the indemnification provided for in this Section 7 is unavailable, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect not only the relative benefits received by the Company on one hand and you on the other from the offering, but also the relative fault of the Company on the one hand and you on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other, shall be deemed to be in the same proportion as the total maximum net proceeds from the offering (before deducting expenses) received by the Company, bear to the total selling commissions received by you. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and whether a party breached a representation or warranty or covenant or agreement contained in this Agreement. The Company and you agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim. Notwithstanding the provisions of this paragraph (c), you shall not be required to contribute any amount in excess of 7% of the gross proceeds of the offering less the amount of any damages which you have otherwise been required to pay by reason of an untrue or alleged untrue statement or omission or alleged omission by the Company. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8.  Survival of Indemnities, Representations, Warranties, etc.  The
             ---------------------------------------------------------
respective indemnities, covenants, agreements, representations, warranties, and other statements of you and the Company as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any

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investigation made by or on behalf of you, the Company or any of the officers or directors of the Company or any controlling person, and shall survive delivery of and payment for the Shares.

         9.  Conditions of Your Obligations. Your obligations hereunder are
             ------------------------------
subject to the accuracy in all material respects at and (except as otherwise stated herein) as of the date hereof and at and as of the Closing Date, of the representations and warranties made herein by the Company, to the compliance in all material respects at and as of the Closing Date by the Company with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Date and to the following additional conditions:

         (a) You shall not have stated in writing prior to the Closing Date to the Company that any Exchange Act Document, or any amendment or supplement thereto contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) You shall have received a certificate, dated the Closing Date, of the Chief Executive Officer or the President and the chief financial or accounting officer of the Company to the effect that:

             (i) To the best of the knowledge of the signers, the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date, and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

             (ii) No litigation has been instituted or, to the knowledge of the Company, threatened against the Company of a character required to be disclosed in an Exchange Act Document under Item 103 of Regulation S-K that has not been so disclosed to you; and

             (iii) Between the date of this Agreement and the Closing Date, there has not been any material adverse change, or to the knowledge of the Company, any development involving a prospective material adverse change (so far as the Company may now foresee), in the condition (financial or otherwise), business, or results of operations of the Company.

         (d) The Company shall have furnished to you such additional certificates as you may have reasonably requested as to compliance at and as of the Closing Date by it with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Date and as to other conditions to your obligations hereunder.

         (e) There shall not have been any material adverse change in any legal proceedings or regulatory actions pending or the commencement of similar actions which, if determined adversely to the Company, would have a material adverse effect on the condition (financial or otherwise), business, property, or results of operations of the Company.

         If any of the conditions provided for in this Section 9 shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by you by notifying the Company of such termination in writing at or prior to the Closing Date, but you shall be entitled to waive any of such conditions.

         10.  Effective Date.  This Agreement shall become effective at 11:00
              ---------------
A.M., Houston Time, on the date hereof (the "Effective Time").

         11.  Termination. In the event of any termination of this Agreement
              -----------
under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 6, 7, and 8.

         This Agreement may be terminated after the Effective Time by (i) the Company for any reason by notice to you and (ii) you by notice to the Company
(A) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market (collectively, the "Exchanges") shall have been suspended or minimum or maximum prices shall have been established on either such exchange or stock market, or a banking moratorium shall have been declared by Texas or United States authorities (unless such suspension is made pending completion of the sale of the Shares, at which time, such suspension will be lifted); (B) if at or prior to the Closing Date there shall have been an outbreak of hostilities between the United States and any foreign country, or any other insurrection or armed conflict involving the United States which, in your reasonable judgment, makes it impracticable or inadvisable to offer or sell the Shares; (C) if there shall have been any material development or prospective development involving particularly the business or properties or securities of the Company or the transactions contemplated by this Agreement, which, in your judgment, makes it impracticable or inadvisable to offer or deliver the Shares on the terms contemplated by this Agreement, or (D) if there shall be any material litigation or regulatory action, pending or threatened against or involving the Company, which, in your judgment, makes it impracticable or inadvisable to offer or deliver the Shares on the terms contemplated by this Agreement.

         If, and only if, the Company terminates this Agreement after it becomes effective for any reason (other than your material failure to comply with your obligations under this Agreement) or the offering fails to close because of the Company's breach of any representations or warranties contained in this Agreement or the Company's failure to fulfill its covenants and agreements contained in this Agreement, the Company shall pay you your actual expenses incurred as provided in Sections 4(d) and 6 hereof, less the amounts previously paid to you by the Company, which shall be in addition to all amounts previously paid to you, and any amounts payable to you pursuant to Sections 4(d), 6, or 7 hereof.

In addition, as set forth in Section 4, this Agreement shall terminate at 11:59 p.m., Houston, Texas time, on December 31, 2001; provided that such termination may be extended by mutual written agreement by both parties.

         12. Agreement Concerning Disclosure of Information. You agree to treat
             ----------------------------------------------
confidentially any information which is furnished to you (or to parties acting on your behalf) by or on behalf of the Company (the "Information"). You agree that you will use the Information only for the purposes related to your and your clients' investment in the Company, and that the Information will be kept confidential by you and your partners, members, managers, officers, directors, employees, agents, accountants, attorneys and other affiliates (collectively, the "Affiliates"), and your attorneys and accountants (collectively, the "Professionals"), and that you, such Affiliates, or Professionals will not disclose the Information to any person; provided, however, that the Information may be disclosed to (a) Affiliates and Professionals who need to know such Information for the purpose of evaluating or providing services in connection with the your and your clients' investment in the Company, (b) to any federal or state regulatory agency and their employees, agents, and attorneys (collectively, "Regulators") for the purpose of making any filings with Regulators if disclosure of such Information is required by law (provided that you advise the Company in writing of the Information to be so disclosed prior to such filing), and (c) any other person to which the Company consents in writing prior to any such disclosure.

         In the event that you are requested or required (by oral questions, documents, subpoena, civil investigation, demand, interrogatories, request for information, or other similar process) to disclose to any person or entity any information supplied to you, your Affiliates, or your Professionals in the course of their dealings with the Company or their respective representatives, you agree that you will provide the Company with prompt notice of such request(s) within a reasonable time prior to such disclosure so that the Company may seek an appropriate protective order and/or waiver of compliance with the provisions of this Agreement. It is further agreed that, if a protective order is not obtained, or a waiver is not granted hereunder, and you are nonetheless, in the written opinion of counsel, compelled to disclose information concerning the Company to any tribunal or else stand liable for contempt or suffer the censure or penalty, you may disclose such information to such tribunal without liability hereunder. Prior to making such disclosure, you shall deliver a written opinion of your counsel to the Company's counsel that disclosure is compelled by law. You will exercise your best efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Information.

         13. Notices. All communications hereunder shall be in writing and, if
             -------
sent to you shall be mailed, delivered or telegraphed and confirmed to you, at 3100 Chase Tower, Houston, Texas 77002, or if sent to the Company shall be mailed, delivered or telegraphed and confirmed to the Company, at 10500 Metric Drive, Suite 128, Dallas, Texas 75243, Attention: President.

         14.  Successors. This Agreement shall inure to the benefit of and be
              ----------
binding upon you, the Company, and their respective successors and legal representatives, except that neither the Company nor you may assign or transfer any of its or your rights or obligations under this Agreement without the prior written consent of the other. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the person or persons, if any, who control you within the meaning of Section 15 of the Act, and your indemnities shall also be for the benefit of each officer and director of the Company and the person or persons, if any, who control the Company within the meaning of Section 15 of the Act.

         15.  Applicable Law.  This Agreement shall be governed by and construed
              --------------
in accordance with the laws of the State of Texas.

         If the foregoing correctly sets forth our understanding please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                                   Very truly yours,

                                                   TURBOCHEF TECHNOLOGIES, INC.


                                                   By /s/ Jeffrey B. Bogatin
                                                     ---------------------------
                                                   Name: Jeffrey B. Bogatin
                                                        ------------------------
                                                   Title: Chairman & CEO
                                                         -----------------------

Accepted and delivered in Houston,
  Texas as of the date first above written

SANDERS MORRIS HARRIS INC.


By: /s/ Dean Oakey
   -----------------------------

                                                                 Schedule 2(iii)

                              Material Liabilities
                              --------------------



                                      None

                                                                  Schedule 2(vi)

                         Outstanding Stock Options, Etc.
                         -------------------------------

                                                                 Schedule 2(vii)

                                    Disputes
                                    --------

In December 1999, TurboChef Technologies, Inc. (the Company) and Tridelta Industries Inc. (Tridelta) entered into an agreement for the development and purchase of interface control systems manufactured by Tridelta. This contract was amended in September 2000. Tridelta currently seeks $116,320.66 in damages, plus additional lost profits, due to the Company not placing an order for 10,000 control boards, as previously agreed upon per the contract.

                                       -17-